UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 23, 2011

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

(   ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

(   ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.           Entry into Material Definitive Agreements.

          On December 23, 2011, Santa Fe Gold Corporation and its subsidiaries (collectively, “Santa Fe” or the “Company”) entered into a Senior Secured Gold Stream Credit Agreement (the “Credit Agreement”) with Waterton Global Value L.P. (Waterton”). The Credit Agreement provides for two $10 million tranches and a $5 million revolving working capital facility. On December 23, 2011, Santa Fe closed the first $10 million tranche of the Credit Agreement.

          The Credit Agreement provides for a 9% coupon and amortizes over a 30-month term (assuming both tranches are drawn) with an initial 6-month grace period during which Santa Fe is not required to make any payments. As part of the transaction, Santa Fe has agreed pursuant to a gold and silver sale agreement (the “Gold and Silver Supply Agreement”) to sell the gold and silver produced from the Summit mine and, upon closing of the Columbus Silver transaction, the Mogollon project, to Waterton.

          $5 million of the first $10 million tranche of the Credit Agreement was used to retire the Company’s 15% Senior Secured Bridge loan with Victory Park Capital Advisors, LLC with the remainder anticipated to be used for transaction fees and expenses, working capital and general corporate purposes. Santa Fe will use the net proceeds for general corporate purposes, including but not limited to, working capital for the Summit silver-gold project. The second $10 million tranche, which is subject to several funding conditions, is earmarked to fund the strategic acquisition of Columbus Silver Corporation (TSXV: CSC).

          Pursuant to a series of guarantees, security agreements, deeds of trust, a mortgage and a stock pledge agreement, the senior obligations are secured by a first priority lien on the stock of Santa Fe’s subsidiaries and on liens covering substantially all of the Company’s assets with the exception of the Ortiz gold project, including the Summit silver-gold project, the Black Canyon mica project and the Planet micaceous iron oxide project. Existing creditor, Sandstorm Gold (Barbados) Ltd. executed an intercreditor agreement that provides for subordination of its security interests in favor of Waterton.

          The Credit Agreement contains usual and customary affirmative and negative covenants for transactions of this nature.

          Santa Fe is obligated to pay a fee of 1.5% of the gross amount borrowed under the Credit Agreement to each of Global Hunter Securities and Source Capital Group, Inc., registered broker dealers and members of FINRA and SIPC. The fees are to be paid half upon closing of the first tranche of $10,000,000 and half upon closing of the second tranche of $10,000,000. No fees are payable in connection with the revolving credit facility of $5,000,000.

Item 3.02.           Unregistered Sales of Equity Securities.

          On December 23, 2011, Santa Fe issued 13,500,000 shares of its common stock in connection with the conversion of $13.5 million principal amount of its Senior Secured Convertible Debentures held by Sulane Holdings Inc., at a conversion price of $1.00 per share. The Company did not receive any cash proceeds in connection with the debt conversion.

          The foregoing summaries of the terms of the Credit Agreement, the Gold and Silver Supply Agreement, the guarantees, the stock pledge agreements, the deeds of trust, the security agreements, the mortgage and the intercreditor agreement are subject to, and qualified in their entirety by reference to these agreements filed as Exhibits 99.1 through 99.15, respectively, to this report and are incorporated herein by reference. Each of the agreements contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of these agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in Santa Fe’s filings with the SEC.

Item 9.01           Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated December 23, 2011
99.2

Senior Secured Gold Stream Credit Agreement, dated as December 23, 2011, by and among Santa Fe Gold Corporation, The Lordsburg Mining Company, Azco Mica Inc., Santa Fe (Barbados) Corporation and Waterton Global Value L.P., by its Investment Manager, Altitude Management Limited.

99.3	Gold and Silver Supply Agreement, dated December 23, 2011, by and among Santa Fe Gold Corporation, The Lordsburg Mining Company, Santa Fe (Barbados) Corporation and Waterton Global Value L.P.
99.4	Guarantee, dated as of December 23, 2011, executed by Azco Mica Inc., in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.5	Guarantee, dated as of December 23, 2011, executed by The Lordsburg Mining Company, in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.6	Guarantee, dated as of December 23, 2011, executed by Santa Fe Gold Corporation in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.7	Security Agreement made as of December 23, 2011 by Santa Fe Gold Corporation in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.8	Security Agreement made as of December 23, 2011 by Azco Mica Inc. in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.9	Security Agreement made as of December 23, 2011 by The Lordsburg Mining Company in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.10

Security Agreement made as of December 23, 2011 by Santa Fe Gold (Barbados) Corporation in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited

99.11	Pledge Agreement made as of December 23, 2011 by Santa Fe Gold Corporation in favor and for the benefit of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited
99.12

Mortgage, Security Agreement, Assignment of Production, Rents and Leasehold Interests and Financing Statement dated December 23, 2011, entered into by The Lordsburg Mining Company, in favor of Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited

99.13

Deed of Trust, Security Agreement, Assignment of Production, Rents and Leasehold Interests and Financing Statement (the “Deed of Trust”) dated December 23, 2011, entered into by and among Azco Mica Inc., First American Title Insurance Company, and Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited

99.14

Deed of Trust, Security Agreement, Assignment of Production, Rents and Leasehold Interests and Financing Statement (the “Deed of Trust”) dated December 23, 2011, entered into by and among Santa Fe Gold Corporation, First American Title Insurance Company, and Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited

99.15

Intercreditor Agreement dated December 23, 2011, entered into by and among Sandstorm Gold (Barbados) Ltd., Santa Fe Gold (Barbados) Corporation, The Lordsburg Mining Company and Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: December 30, 2011	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer